Summary of Preliminary Fair Value of Assets Acquired and Liabilities Assumed at Acquisition Date, Midwest Gas Utilities (Detail) In Thousands, unless otherwise specified	Dec. 31, 2012 CAD	Aug. 01, 2012 Midwest Gas Utilities USD ($)	Aug. 01, 2012 Midwest Gas Utilities CAD
Business Acquisition [Line Items]
Working capital and restricted cash			7,130
Property, plant and equipment	755,133		123,631
Regulatory assets			146
Deferred income tax assets, net			9,215
Goodwill			25,162
Current portion of long-term liabilities			(1,841)
Current portion of derivative liabilities			(547)
Advances in aid of construction			(276)
Regulatory liabilities			(28,581)
Pension and OPEB			(5,149)
Total net assets acquired		$ 128,223	128,890